UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 7, 2010

Hooper Holmes, Inc.
(Exact name of registrant as specified in charter)

New York	1-9972	22-1659359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 Mt. Airy Road, Basking Ridge, New Jersey 07920
(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code   (908) 766-5000

Not Applicable
(Former names or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On May 7, 2010, Hooper Holmes, Inc. (the “Company”) issued a press release announcing its operating results and financial condition for the quarter ending March 31, 2010.

On May 7, 2010, the Company conducted a conference call during which the Company’s Chief Executive Officer and Chief Financial Officer discussed the Company’s operating results and financial condition for the quarter ending March 31, 2010.

Item 9.01                      Financial Statements and Exhibits

(d) Exhibits

  99.1  Press Release, dated May 7, 2010, regarding the Company’s operating results and financial condition for the quarter ending March 31, 2010.

 99.2  Transcript of the conference call, held May 7, 2010, covering the Company’s operating results and financial condition for the quarter ending March 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hooper Holmes, Inc.

Date:     May 10, 2010                                                                           By: /s/ Michael J. Shea
Michael J. Shea
Senior Vice President,
Chief Financial Officer and
Treasurer